Consent and Waiver to Credit Agreement
                               As of June 30, 1999

         Reference is made to the Credit Agreement dated as of July 12, 1996 and as amended and in effect immediately prior to the date hereof (the "Credit Agreement") by and among PSC SCANNING, INC., a Delaware corporation formerly known as SpectraScan, Inc., which is successor by merger to PSC Acquisition, Inc., (the "Borrower"), PSC INC. ("PSC"), the financial institutions party to the Credit Agreement (the "Lender Parties"), FLEET BANK as the "Initial Issuing Bank", and FLEET BANK, as administrative agent (the "Administrative Agent") under the Credit Agreement.

         Reference  is also made to the  Contract  between  PSC and  William  G.
Boulter dated June __, 1999 annexed hereto as Exhibit A (the "Contract") providing for the sale (the "Sale") of certain real estate partially in consideration for cash and partially in consideration for termination of a certain lease agreement (the "Lease Agreement").

         All definitions contained in the Credit Agreement are incorporated herein by reference and all such defined terms are used herein with the same meanings.

         The undersigned Lender Parties hereby: (1) consent to the Sale in partial consideration for cash and partial consideration for termination of the Lease Agreement pursuant to the Contract, (2) waive the right to deem the Sale or the non-cash consideration for the Sale pursuant to the Contract to be a violation of Section 5.02(e) of the Credit Agreement or a Default or Event of Default under the Credit Agreement, and (3) waive the right to require that portion of the consideration for the Sale which is in cash to be applied as a prepayment pursuant to Section 2.06(b)(ii).

         Except as specifically waived above, the Credit Agreement shall remain in full force and effect.

         This Consent and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same Consent and Waiver, regardless of whether or not the execution by all parties shall appear on any single counterpart. Delivery of an executed counterpart of a signature page to this Consent and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. This Consent and Waiver will become effective when the Administrative Agent shall have received counterparts of this Consent and Waiver which, when taken together, bear the signatures of all of the Lenders.

         IN WITNESS WHEREOF, the Administrative Agent and the undersigned Lender Parties have caused a counterpart of this Consent and Waiver to be executed and delivered by their respective representatives thereunto duly authorized, as of the date first above written.


FLEET NATIONAL BANK, as Initial             FLEET NATIONAL BANK, as
Issuing Bank                                Administrative Agent


By:                                         By:
Title:                                      Title:


FLEET NATIONAL BANK                         FIRST UNION NATIONAL BANK

By:                                         By:
Title:                                      Title:


MANUFACTURERS & TRADERS                     KEY BANK NATIONAL
TRUST COMPANY                               ASSOCIATION

By:                                         By:
Title:                                      Title:


THE CHASE MANHATTAN BANK

By:

Title: